NOTICE-AND-ACCESS NOTICE Ascend Wellness Holdings, Inc. (the “Company”) Annual Meeting Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 5, 2023 Meeting Date and Time: May 5, 2023 at 11:00 a.m. Eastern Time Location: Virtual Meeting via live webcast at https://web.lumiagm.com/226260758 This is not a form for voting. Please be advised that the proxy materials for the above noted meeting of holders (the “Stockholders”) of Class A Common Stock and Class B Common Stock of Ascend Holdings, Inc. (the “Company”) are available for viewing and downloading online. This document provides only an overview of the more complete materials, but you are reminded to access and review the proxy statement (the “Proxy Statement”) of the Company, Notice, Annual Report and Form of Proxy available online prior to voting. These materials are available at: https://odysseytrust.com/client/ascend-wellness-holdings-inc-2023/ OR www.sedar.com Obtaining Paper Copies of the Proxy Materials and Questions regarding notice and access Securityholders may request to receive paper copies of the proxy materials related to the above referenced meeting by mail at no cost. Requests for paper copies must be received by 4:00 p.m. Eastern Time on April 21, 2023 in order to receive the paper copy in advance of the deadline for the submission of Proxies or Voting Instruction Forms, as applicable, and the date of the meeting. Requests for paper copies or questions regarding notice and access may be made by contacting: Toll Free Within North America: 1.888.290.1175 Direct from outside of North America: 1.587.885.0960 Registered Stockholders and beneficial Stockholders who have previously provided standing instructions will receive a paper copies of the proxy materials. If you are a registered Stockholder and have previously provided standing instructions indicating that you wish to receive paper copies of the proxy materials, you may revoke your instructions by calling the number above. Notice of Meeting The resolutions to be voted on at the meeting, described in detail in the Proxy Statement, are as follows, which are further described under the heading “Overview of Matters to be Acted upon at the Meeting” in the Proxy Statement: Election of Directors: Stockholders will be asked to elect directors for the ensuing year. Information respecting the election of directors may be found in the Proxy Statement under “Proposal 1 - Election of Directors”.

Appointment of Auditor: Stockholders will be asked to ratify the appointment of Macias Gini & O'Connell LLP as the independent registered public accounting firm of the Company for the ensuing year. Information respecting the appointment of auditors may be found in the Proxy Statement under “Proposal 2 - Appointment of Auditors”. Amendment to Stock Incentive Plan Stockholders will be asked to consider, and if thought appropriate, to pass, with or without variation, a resolution approving an amendment of the Company’s 2021 stock incentive plan. Information respecting the proposed amendment may be found in the Proxy Statement under “Proposal 3 – Amendment to the Company's 2021 Stock Incentive Plan”. STOCKHOLDERS ARE REMINDED TO REVIEW THE PROXY STATEMENT PRIOR TO VOTING. Voting To vote your securities, please refer to the instructions on the enclosed Proxy or Voting Instruction Form. Your Proxy or Voting Instruction Form must be received by May 2, 2023 12:00 p.m. (Eastern Time), or such other date and time that is seventy-one (71) hours (excluding Saturdays, Sundays and holidays) prior to the time of any adjourned meeting. Proxies held by registered Stockholders can be submitted in advance of the meeting as follows: By Mail/Delivery: Sign, date and return the enclosed Proxy to Odyssey Trust Company by mail at 702 - 67 Yonge Street, Toronto, ON M5E 1J8 or by fax to (800) 517-4553 (toll-free) or by email to proxy@odysseytrust.com, or by internet voting through https://login.odysseytrust.com/pxlogin, On the Internet: Go to https://login.odysseytrust.com/pxlogin and enter your 12 digit control number and follow the instructions. Non-registered (beneficial) stockholders should follow the instructions on the Voting Instruction Form or other form of proxy provided by their intermediaries with respect to the procedures to be followed for voting. Only registered Stockholders and duly appointed proxyholders will be entitled to vote at the meeting. Stockholders who wish to appoint a proxyholder other than the persons designated by Ascend Wellness Holdings, Inc. on the form of proxy or identified on the Voting Instruction Form (including a non-registered Stockholders who wishes to appoint themselves) to represent them at the meeting must carefully follow the instructions in the Proxy Statement and on their form of Proxy or Voting Instruction Form. Failure to register the proxyholder with our transfer agent will result in the proxyholder not receiving a control number to vote in the meeting and only being able to attend as a guest. To vote virtually at the meeting on May 5, 2023 at 11:00 a.m. Eastern Time, visit: https://web.lumiagm.com/226260758 and entering in the meeting ID 226-260-758 (password ascend2023). Please check the meeting materials for any special requirements for meeting attendance. Notice-and-Access Notice-and-access is a set of rules intended to reduce the volume of materials that must be physically mailed to Stockholders by allowing issuers to post the Proxy Statement and additional materials online. Materials may be delivered electronically to Stockholders. Please call Odyssey Trust Company toll free at 1-888-290-1175 if you have any questions about notice-and-access. Stratification The Company will not use the procedure known as “stratification” in relation to the use of notice and access, which is when a reporting issuer provides a paper copy of the proxy statement to some Stockholders with this notice package. The Company is providing paper copies of its Proxy Statement only to those registered Stockholders and beneficial Stockholders that have previously requested to receive paper materials. Annual Report The Company is providing paper copies or emailing electronic copies of its Annual Report on Form 10-K to registered Stockholders and beneficial Stockholders that have opted to receive it and have indicated a preference for either delivery method.